Exhibit 99.1

BIOMET ANNOUNCES FOURTH QUARTER AND FISCAL YEAR 2010 FINANCIAL RESULTS

WARSAW, Ind., July 13, 2010 – Biomet, Inc. announced today financial results for its fourth quarter and fiscal year ended May 31, 2010. The Company announced preliminary net sales results for the fiscal fourth quarter and twelve month period in its press release issued June 28, 2010, which is posted on Biomet’s website at www.biomet.com in the Investors Section. There have been no changes to the net sales results following the release of the preliminary net sales results.

•	Net sales increased 10% (8% constant currency) worldwide during the fourth quarter to $703 million

•	Fiscal year 2010 net sales increased 8% (7% constant currency) worldwide to $2.7 billion

•	Reported operating income for fiscal year 2010 totaled $357 million compared to a fiscal year 2009 operating loss of $348 million

•	Adjusted operating income increased 7% during fiscal year 2010 to $839 million

•	Adjusted EBITDA increased 8% during fiscal year 2010 to $1 billion, or 37.1% of net sales

•	Cash from operations increased 32% to $322 million for fiscal year 2010

•	Free cash flow improved to $135 million for fiscal year 2010 from $59 million for fiscal year 2009

Fourth Quarter Financial Results

Net sales increased 10% to $702.5 million during the fourth quarter of fiscal year 2010 from $639.3 million during the fourth quarter of fiscal year 2009. On a constant currency basis, net sales increased 8% during the fourth quarter.

On a reported basis, operating income was $83.3 million during the fourth quarter of fiscal year 2010 compared to an operating loss of $107.2 million during the fourth quarter of fiscal year 2009. Excluding special items, which included a significant litigation charge and impairment charge in the fourth quarter of fiscal year 2009, adjusted operating income for the fourth quarter was $215.3 million, or 30.6% of net sales, compared to adjusted operating income of $204.6 million for the fourth quarter of fiscal year 2009.

The Company reported a net loss of $14.5 million during the fourth quarter of fiscal year 2010 compared to a net loss of $170.9 million during the fourth quarter of fiscal year 2009.

Special items (pre-tax) of $132.0 million were recorded during the fourth quarter of fiscal year 2010 and included $93.5 million of non-cash amortization and depreciation expense related to the merger. The $38.5 million of non-merger related special items recorded during the fourth quarter primarily related to $15.9 million of costs associated with our operational improvement initiatives and stock compensation expense of $8.1 million.

Excluding special items, adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) during the fourth quarter was $253.6 million, or 36.1% of net sales, compared to adjusted EBITDA of $242.5 million for the fourth quarter of fiscal year 2009.

Interest expense was $126.8 million during the fourth quarter of fiscal year 2010 compared to $137.7 million during the fourth quarter of fiscal year 2009, primarily as a result of lower interest rates on floating rate debt.

Free cash flow (operating cash flow minus capital expenditures) for the fourth quarter of fiscal year 2010 totaled $29.0 million compared to negative free cash flow of $10.2 million for the fourth quarter of fiscal year 2009. Unlevered free cash flow (cash flow before debt service) was $219.7 million for the fourth quarter of fiscal year 2010 compared to $197.3 million for the fourth quarter of fiscal year 2009.

The Company’s reported net debt balance at May 31, 2010, was $5.707 billion, including cash on hand of $189 million. From the merger date of September 25, 2007, to the quarter ended May 31, 2010, reported net debt decreased by $446 million due to debt repayments of $199 million, an increase in cash of $116 million, and a $131 million decrease due to favorable foreign currency translation on the Company’s Euro denominated debt.

At May 31, 2010, the Company’s senior secured leverage ratio was 3.29 times the last twelve months (“LTM”) adjusted EBITDA (as defined in the Company’s Credit Agreement dated September 25, 2007), compared to 4.7 times at the merger date. At the end of fiscal year 2010, the net debt leverage ratio was 5.64 times LTM adjusted EBITDA compared to 7.7 times at the merger date.

P.O. Box 587 • Warsaw, IN 46581-0587 • Office: 574.267.6639 • www.biomet.com

Biomet’s President and Chief Executive Officer Jeffrey R. Binder remarked, “We made great progress during fiscal 2010. Our consolidated sales growth accelerated in the fourth quarter, contributing to very healthy sales results for our full fiscal year. Double-digit sales growth for orthopaedic reconstructive products continued to drive our top line performance during the quarter and year, and allowed us to capture additional share gains in this important market during fiscal 2010. Our sport medicine division also reported double-digit sales growth for the fourth quarter and full year, while our International division was able to penetrate key markets outside the United States with exceptionally strong double-digit sales growth. In addition to our strong sales results, we ended the year with adjusted EBITDA of $1 billion or 37.1% of net sales, which is a significant milestone for us. I’m proud of the level of success we’ve achieved in both sales and EBITDA during fiscal 2010.”

Mr. Binder continued, “As we exit each fiscal year, I take time to reflect on how gratifying it is to lead a business that helps to improve the lives of the patients who need our products. More than 1,000,000 times a year, we help one surgeon provide personalized care to one patient. As we enter fiscal 2011, I see great opportunities for Biomet to continue to fulfill this mission.”

Full Year Financial Results

For the twelve months ended May 31, 2010, net sales increased 8% to $2.698 billion from $2.504 billion during fiscal year 2009. Excluding the effect of foreign currency, net sales increased 7% during fiscal year 2010.

Reported operating income totaled $356.6 million during fiscal year 2010 compared to an operating loss of $348.3 million during fiscal year 2009. Excluding special items, which included a significant litigation charge and impairment charge in fiscal year 2009, adjusted operating income for fiscal year 2010 increased 7% to $838.6 million, or 31.1% of net sales, compared to adjusted operating income of $781.5 million for fiscal year 2009.

On a reported basis, a net loss of $47.6 million was recorded during fiscal 2010 compared to a net loss of $749.2 million during fiscal year 2009. Excluding special items, adjusted net income totaled $241.5 million during fiscal year 2010 compared to adjusted net income of $158.1 million during fiscal year 2009.

Special items (pre-tax) totaled $482.0 million during fiscal year 2010 and included $386.2 million of non-cash amortization and depreciation expense related to the merger. The $95.8 million of non-merger related special items primarily related to $43.3 million of costs associated with our operational improvement initiatives and stock compensation expense of $22.4 million.

Excluding special items, adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) for fiscal year 2010 increased 8% to $1 billion, or 37.1% of net sales, compared to adjusted EBITDA of $926.4 million during fiscal year 2009.

Interest expense was $516.4 million during fiscal year 2010 compared to $550.3 million during fiscal year 2009, primarily due to lower interest rates on floating rate debt.

Free cash flow (operating cash flow minus capital expenditures) for fiscal year ended May 31, 2010 totaled $135.1 million compared to free cash flow of $58.8 million for fiscal year 2009. Unlevered free cash flow (cash flow before debt service) was $636.7 million for the twelve month period ended May 31, 2010, compared to $592.1 million for fiscal year 2009.

A reconciliation of reported results to adjusted results is included in this press release, which is also posted on Biomet’s website: www.biomet.com

Financial Schedule Presentation

The Company’s unaudited condensed consolidated financial statements as of and for the three and twelve months ended May 31, 2010 and 2009 and other financial data included in this press release have been prepared in a manner that complies, in all material respects, with generally accepted accounting principles in the United States (except with respect to certain non-GAAP financial measures discussed below) and reflects purchase accounting adjustments related to the merger referenced below.

About Biomet

Biomet, Inc. and its subsidiaries design, manufacture and market products used primarily by musculoskeletal medical specialists in both surgical and non-surgical therapy. Biomet’s product portfolio encompasses reconstructive products, including orthopedic joint replacement devices, bone cements and accessories, autologous therapies and dental reconstructive implants; fixation products, including electrical bone growth stimulators, internal and external orthopedic fixation devices, craniomaxillofacial implants and bone substitute materials; spinal products, including spinal stimulation devices, spinal hardware and orthobiologics; and other products, such as arthroscopy products and softgoods and bracing products. Headquartered in Warsaw, Indiana, Biomet and its subsidiaries currently distribute products in approximately 90 countries.

The Merger

Biomet Inc. finalized the merger with LVB Acquisition Merger Sub, Inc., a wholly-owned subsidiary of LVB Acquisition, Inc., on September 25, 2007, which we refer to in this press release as the “merger date.” LVB Acquisition, Inc. is indirectly owned by investment partnerships directly or indirectly advised or managed by The Blackstone Group, Goldman Sachs & Co., Kohlberg Kravis Roberts & Co. and TPG Capital.

Contacts

For further information contact Daniel P. Florin, Senior Vice President and Chief Financial Officer at (574) 372-1687 or Barbara Goslee, Director, Corporate Communications at (574) 372-1514.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements are often indicated by the use of words such as “will,” “intend,” “anticipate,” “estimate,” “expect,” “plan” and similar expressions. Forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward looking statements due to, among others, the following factors: the success of the Company’s principal product lines; the results of ongoing investigations by the United States Department of Justice and the United States Securities and Exchange Commission; the ability to successfully implement new technologies; the Company’s ability to sustain sales and earnings growth; the Company’s success in achieving timely approval or clearance of its products with domestic and foreign regulatory entities; the impact to the business as a result of compliance with federal, state and foreign governmental regulations and with the Corporate Integrity Agreement; the impact to the business as a result of the economic downturn in both foreign and domestic markets; the impact of federal health care reform; the impact of anticipated changes in the musculoskeletal industry and the ability of the Company to react to and capitalize on those changes; the ability of the Company to successfully implement its desired organizational changes and cost-saving initiatives; the impact to the business as a result of the Company’s significant international operations, including, among others, with respect to foreign currency fluctuations and the success of the Company’s transition of certain manufacturing operations to China; the impact of the Company’s managerial changes; the ability of the Company’s customers to receive adequate levels of reimbursement from third-party payors; the Company’s ability to maintain its existing intellectual property rights and obtain future intellectual property rights; the impact to the business as a result of cost containment efforts of group purchasing organizations; the Company’s ability to retain existing independent sales agents for its products; and other factors set forth in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or non-occurrence of future events. There can be no assurance as to the accuracy of forward-looking statements contained in this press release. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that the Company’s objectives will be achieved. The Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements which speak only as of the date on which they were made.

*Non-GAAP Financial Measures:

Management uses non-GAAP financial measures, such as net sales excluding dental sales and/or the impact of foreign currency (constant currency), operating income as adjusted, net income as adjusted, free cash flow, unlevered free cash flow, net debt, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (as defined by our bank agreement, the method to calculate this is likely to be different from methods used by other companies) as important financial measures to review and assess financial and operating performance of its principal lines of business. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included elsewhere in this press release.

The term “as adjusted,” a non-GAAP financial measure, refers to financial performance measures that exclude certain income statement line items, such as interest, taxes, depreciation or amortization and/or exclude certain expenses as defined by our bank agreement, such as restructuring charges, non-cash impairment charges, integration and facilities opening costs or other business optimization expenses, new systems design and implementation costs, certain start-up costs and costs related to consolidation of facilities, certain non-cash charges, advisory fees paid to the private equity owners, certain severance charges, purchase accounting costs, stock-based compensation and payments, payments to distributors that are not in the ordinary course of business, litigation costs, and other related charges.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. Biomet management believes that these non-GAAP measures provide useful information to investors; however, this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for financial information prepared in accordance with GAAP.

Biomet, Inc.

Product Net Sales*

Three Month Period Ended May 31, 2010 and May 31, 2009

(in millions, unaudited)

	Three Months Ended May 31, 2010	Three Months Ended May 31, 2009	Reported Growth %	Constant Currency Growth %
Reconstructive	$525.0	$468.2	12%	10%
Fixation	62.5	58.5	7%	6%
Spine	62.0	61.5	1%	1%
Other	53.0	51.1	4%	2%

Net Sales	$702.5	$639.3	10%	8%

	2010 Net Sales Growth As Reported	Currency Impact	2010 Net Sales Growth in Local Currencies	Impact of Dental	2010 Net Sales Growth in Local Currencies Excluding Dental
Reconstructive	12%	(2)%	10%	2%	12%
Hips	10%	(2)%	8%
Knees	15%	(2)%	13%
Extremities	35%	(2)%	33%
Dental	4%	(2)%	2%
Other	10%	(1)%	9%
Fixation	7%	(1)%	6%
Spine	1%	—%	1%
Other	4%	(2)%	2%

Total	10%	(2)%	8%	1%	9%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Product Net Sales*

Year Ended May 31, 2010 and May 31, 2009

(in millions, unaudited)

	Year Ended May 31, 2010	Year Ended May 31, 2009	Reported Growth %	Constant Currency Growth %
Reconstructive	$2,024.5	$1,851.0	9%	8%
Fixation	237.8	234.1	2%	1%
Spine	236.2	222.1	6%	6%
Other	199.5	196.9	1%	1%

Net Sales	$2,698.0	$2,504.1	8%	7%

	2010 Net Sales Growth As Reported	Currency Impact	2010 Net Sales Growth in Local Currencies	Impact of Dental	2010 Net Sales Growth in Local Currencies Excluding Dental
Reconstructive	9%	(1)%	8%	2%	10%
Hips	7%	(1)%	6%
Knees	13%	(1)%	12%
Extremities	29%	(1)%	28%
Dental	(2)%	(1)%	(3)%
Other	10%	(1)%	9%
Fixation	2%	(1)%	1%
Spine	6%	—%	6%
Other	1%	—%	1%

Total	8%	(1)%	7%	1%	8%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Geographic Segment Net Sales Percentage Summary*

Three Month Period Ended May 31, 2010 and May 31, 2009

(in millions, unaudited)

	Three Months Ended May 31, 2010	Three Months Ended May 31, 2009	Reported Growth %	Constant Currency Growth %
Geographic Segments:
United States	$423.2	$392.0	8%	8%
Europe	186.4	179.0	4%	3%
International	92.9	68.3	36%	26%

Net Sales	$702.5	$639.3	10%	8%

	2010 Net Sales Growth As Reported	Currency Impact	2010 Net Sales Growth in Local Currencies	Impact of Dental	2010 Net Sales Growth in Local Currencies Excluding Dental
United States	8%	—%	8%	—%	8%
Europe	4%	(1)%	3%	1%	4%
International	36%	(10)%	26%	3%	29%

Total	10%	(2)%	8%	1%	9%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Geographic Segment Net Sales Percentage Summary*

Year Ended May 31, 2010 and May 31, 2009

(in millions, unaudited)

	Year Ended May 31, 2010	Year Ended May 31, 2009	Reported Growth %	Constant Currency Growth %
Geographic Segments:
United States	$1,644.1	$1,527.9	8%	8%
Europe	728.8	711.7	2%	1%
International	325.1	264.5	23%	16%

Net Sales	$2,698.0	$2,504.1	8%	7%

	2010 Net Sales Growth As Reported	Currency Impact	2010 Net Sales Growth in Local Currencies	Impact of Dental	2010 Net Sales Growth in Local Currencies Excluding Dental
United States	8%	—%	8%	—%	8%
Europe	2%	(1)%	1%	3%	4%
International	23%	(7)%	16%	1%	17%

Total	8%	(1)%	7%	1%	8%

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

As Reported Consolidated Statements of Operations

(in millions, unaudited)

	Three Months Ended May 31, 2010	Three Months Ended May 31, 2009

Net sales	$702.5	$639.3
Cost of sales	226.3	265.9

Gross profit	476.2	373.4
Gross profit percentage	67.8%	58.4%

Selling, general and administrative expense	272.8	251.4
Research and development expense	29.9	26.6
Amortization	90.2	100.0
Goodwill and intangible assets impairment charge	—	102.6

Operating income (loss)	83.3	(107.2)
Percentage of Sales	11.9%	-16.8%

Other (income) expense	0.8	(8.5)
Interest expense	126.8	137.7

Loss before income taxes	(44.3)	(236.4)

Benefit from income taxes	(29.8)	(65.5)

Tax rate	67.3%	27.7%

Net loss	$(14.5)	$(170.9)

Percentage of Sales	-2.1%	-26.7%

Biomet, Inc.

As Reported Consolidated Statements of Operations

(in millions, unaudited)

	Year Ended May 31, 2010	Year Ended May 31, 2009

Net sales	$2,698.0	$2,504.1
Cost of sales	819.9	828.4

Gross profit	1,878.1	1,675.7
Gross profit percentage	69.6%	66.9%

Selling, general and administrative expense	1,042.3	1,003.6
Research and development expense	106.6	93.5
Amortization	372.6	375.8
Goodwill and intangible assets impairment charge	—	551.1

Operating income (loss)	356.6	(348.3)
Percentage of Sales	13.2%	-13.9%

Other (income) expense	(18.1)	21.8
Interest expense	516.4	550.3

Loss before income taxes	(141.7)	(920.4)

Benefit from income taxes	(94.1)	(171.2)

Tax rate	66.4%	18.6%

Net loss	$(47.6)	$(749.2)

Percentage of Sales	-1.8%	-29.9%

Biomet, Inc.

Other Financial Information

Operating Income (Loss), as reported to Operating Income, as adjusted

(in millions, unaudited)

	Three Months Ended May 31, 2010	Three Months Ended May 31, 2009

Operating income (loss), as reported	$83.3	$(107.2)
Purchase accounting depreciation	4.5	4.5
Purchase accounting amortization	89.0	99.1
Goodwill and intangible assets impairment charge	—	102.6
Share-based payment	8.1	7.6
Litigation settlements and reserves and other legal fees	2.6	63.4
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	15.9	11.3
Spine and trauma product rationalization	—	20.5
Sponsor fee	2.6	2.5
Greece bad debt expense	9.3	—
Other	—	0.3

Operating income, as adjusted*	$215.3	$204.6

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc. Other Financial Information Operating Income (Loss), as reported to Operating Income, as adjusted (in millions, unaudited)

	Year Ended May 31, 2010	Year Ended May 31, 2009

Operating income (loss), as reported	$356.6	$(348.3)
Purchase accounting depreciation	17.8	17.9
Purchase accounting amortization	368.4	374.9
Goodwill and intangible assets impairment charge	—	551.1
Share-based payment	22.4	33.9
Distributor agreements	—	2.0
Litigation settlements and reserves and other legal fees	10.7	82.1
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	43.3	34.8
Spine and trauma product rationalization	—	20.5
Sponsor fee	10.1	9.2
Greece bad debt expense	9.3	—
Other	—	3.4

Operating income, as adjusted*	$838.6	$781.5

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Net Loss to EBITDA, as reported

(in millions, unaudited)

	Three Months Ended May 31, 2010	Three Months Ended May 31, 2009

Net loss, as reported	$(14.5)	$(170.9)
Depreciation	41.6	41.5
Amortization	90.2	100.0
Interest expense	126.8	137.7
Other (income) expense, net	0.8	(8.5)
Income taxes	(29.8)	(65.5)

EBITDA, as reported*	$215.1	$34.3

* See Non-GAAP Financial Measures Disclosure Above
Biomet, Inc. Other Financial Information Net Loss to EBITDA, as reported (in millions, unaudited)
	Year Ended May 31, 2010	Year Ended May 31, 2009

Net loss, as reported	$(47.6)	$(749.2)
Depreciation	175.0	161.9
Amortization	372.6	375.8
Interest expense	516.4	550.3
Other (income) expense, net	(18.1)	21.8
Income taxes	(94.1)	(171.2)

EBITDA, as reported*	$904.2	$189.4

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

EBITDA, as reported to EBITDA, as adjusted

(in millions, unaudited)

	Three Months Ended May 31, 2010	Three Months Ended May 31, 2009

Operating income (loss), as reported	$83.3	$(107.2)
Depreciation	41.6	41.5
Amortization	90.2	100.0

EBITDA, as reported	$215.1	$34.3

Special items and purchase accounting adjustments:
Goodwill and intangible assets impairment charge	—	102.6
Share-based payment	8.1	7.6
Litigation settlements and reserves and other legal fees	2.6	63.4
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	15.9	11.3
Spine and trauma product rationalization	—	20.5
Sponsor fee	2.6	2.5
Greece bad debt expense	9.3	—
Other	—	0.3

EBITDA, as adjusted*	$253.6	$242.5

* See Non-GAAP Financial Measures Disclosure Above
Biomet, Inc. Other Financial Information EBITDA, as reported to EBITDA, as adjusted (in millions, unaudited)
	Year Ended May 31, 2010	Year Ended May 31, 2009

Operating income (loss), as reported	$356.6	$(348.3)
Depreciation	175.0	161.9
Amortization	372.6	375.8

EBITDA, as reported	$904.2	$189.4

Special items and purchase accounting adjustments:
Goodwill and intangible assets impairment charge	—	551.1
Share-based payment	22.4	33.9
Distributor Agreements	—	2.0
Litigation settlements and reserves and other legal fees	10.7	82.1
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	43.3	34.8
Spine and trauma product rationalization	—	20.5
Sponsor fee	10.1	9.2
Greece bad debt expense	9.3	—
Other	—	3.4

EBITDA, as adjusted*	$1,000.0	$926.4

*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Reconciliation of GAAP Consolidated Net Loss to

Non-GAAP Adjusted Consolidated Net Income

(in millions, unaudited)

	Three Months Ended May 31, 2010	Three Months Ended May 31, 2009
Net loss, as reported	$(14.5)	$(170.9)
Purchase accounting depreciation	4.5	4.5
Purchase accounting amortization	89.0	99.1
Goodwill and intangible assets impairment charge	—	102.6
Share-based payment	8.1	7.6
Litigation settlements and reserves and other legal fees	2.6	63.4
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	15.9	11.3
Spine and trauma product rationalization	—	20.5
Sponsor fee	2.6	2.5
Greece bad debt expense	9.3	—
Other	—	0.3
Tax effect on special and purchase accounting items	(67.3)	(74.6)

Net income, as adjusted*	$50.2	$66.3

* See Non-GAAP Financial Measures Disclosure Above
Biomet, Inc. Reconciliation of GAAP Consolidated Net Loss to Non-GAAP Adjusted Consolidated Net Income (in millions, unaudited)
	Year Ended May 31, 2010	Year Ended May 31, 2009
Net loss, as reported	$(47.6)	$(749.2)
Purchase accounting depreciation	17.8	17.9
Purchase accounting amortization	368.4	374.9
Goodwill and intangible assets impairment charge	—	551.1
Share-based payment	22.4	33.9
Distributor agreements	—	2.0
Litigation settlements and reserves and other legal fees	10.7	82.1
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	43.3	34.8
Spine and trauma product rationalization	—	20.5
Sponsor fee	10.1	9.2
Greece bad debt expense	9.3	—
Other	—	3.4
Tax effect on special and purchase accounting items	(192.9)	(222.5)

Net income, as adjusted*	$241.5	$158.1

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Senior Secured Leverage Ratio

(in millions, unaudited)

	May 31, 2010

Senior Secured Debt:

USD Term Loan B	$2,281.5
EUR Term Loan B	1,047.3
Asset Based Revolver	—
Cash Flow Revolvers	—

Consolidated Senior Secured Debt	3,328.8	A

Senior Notes	2,561.4
European Operations	6.3

Consolidated Total Debt	5,896.5	C
Cash	(189.1)

Net Debt *	$5,707.4	D

LTM EBITDA: *

Quarter 1 Fiscal 2010 EBITDA	230.3
Quarter 2 Fiscal 2010 EBITDA	265.4
Quarter 3 Fiscal 2010 EBITDA	250.7
Quarter 4 Fiscal 2010 EBITDA	253.6
“Run Rate” Cost Savings**	12.6

LTM EBITDA	$1,012.6	B

Senior Secured Leverage Ratio	3.29	A / B
Total Leverage Ratio	5.82	C / B
Total Leverage Ratio (Net Debt)	5.64	D / B
Excluding Cost Savings	5.71

*	See Non-GAAP Financial Measures Disclosure Above
**	As defined by the Credit Agreement dated September 25, 2007

Biomet, Inc.

Balance Sheets

(in millions, unaudited)

	(Preliminary) May 31, 2010		May 31, 2009

Assets
Cash and cash equivalents	$189.1		$215.6
Accounts receivable, net	452.5	(b)	511.1
Income tax receivable	19.2		20.0
Inventories	507.3		523.9
Current deferred income taxes	55.6		78.4
Prepaid expenses and other	55.0		39.1
Property, plant and equipment, net	622.0		636.1
Intangible assets, net	5,190.3		5,680.0
Goodwill	4,707.5		4,780.5
Other assets	144.3	(b)	116.2

Total Assets	$11,942.8		$12,600.9

Liabilities and Shareholder’s Equity
Current liabilities	$465.3		$550.0
Current portion of long-term debt	35.6		81.2
Long-term debt, net of current portion	5,860.9		6,131.5
Deferred income taxes, long-term	1,666.3		1,816.3
Other long-term liabilities	181.2		181.6
Shareholder’s equity	3,733.5		3,840.3

Total Liabilities and Shareholder’s Equity	$11,942.8		$12,600.9

Net Debt (a)*	$5,707.4		$5,997.1

(a)	Net debt is the sum of total debt less cash and cash equivalents and short-term investments.
(b)	$38m of Greece net accounts receivables were reclassed to other assets as management doesn’t currently expect them to be settled within twelve months.
*	See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Consolidated Statements of Cash Flows

(in millions, unaudited)

	Fiscal 2010
	Three Months Ended August 31, 2009	Three Months Ended November 30, 2009	Three Months Ended February 28, 2010	(Preliminary) Three Months Ended May 31, 2010	(Preliminary) Year Ended May 31, 2010
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net loss	$(22.8)	$(7.2)	$(3.1)	$(14.5)	$(47.6)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	136.6	143.0	136.2	131.8	547.6
Amortization of deferred financing costs	2.8	2.8	2.9	2.8	11.3
Stock based compensation expense	5.2	4.3	4.8	8.1	22.4
Provision (recovery) for doubtful accounts receivable	(5.2)	(0.6)	(4.0)	2.8	(7.0)
Gain on sale of investments, net	(0.8)	(0.4)	(1.8)	(1.3)	(4.3)
Provision (recovery) for inventory obsolescence	6.5	2.3	(5.0)	(5.9)	(2.1)
Deferred income taxes	(47.1)	(30.7)	(26.8)	(15.4)	(120.0)
Other	(1.1)	6.2	4.0	1.4	10.5
Changes in operating assets and liabilities:
Accounts receivable	19.8	(47.5)	13.9	8.2	(5.6)
Inventories	(22.5)	(9.4)	(4.0)	8.6	(27.3)
Prepaid expenses	(4.4)	(1.8)	(1.2)	13.7	6.3
Accounts payable	(3.0)	(6.1)	(12.0)	11.6	(9.5)
Income taxes	14.6	8.3	(3.3)	(10.7)	8.9
Accrued interest	70.0	(70.6)	64.9	(67.2)	(2.9)
Other	(93.1)	33.0	6.4	(5.5)	(59.2)

Net cash provided by operating activities	55.5	25.6	171.9	68.5	321.5

CASH FLOWS USED IN INVESTING ACTIVITIES:
Proceeds from sales of investments	3.4	2.9	9.8	8.8	24.9
Purchases of investments	(1.8)	(2.0)	(9.5)	—	(13.3)
Net proceeds from sale of property and equipment	—	—	0.5	2.5	3.0
Capital expenditures	(53.9)	(52.1)	(40.9)	(39.5)	(186.4)
Acquisitions, net of cash acquired	(2.4)	(6.6)	(0.8)	(0.4)	(10.2)

Net cash used in investing activities	(54.7)	(57.8)	(40.9)	(28.6)	(182.0)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Proceeds under revolving credit agreements	20.1	—	0.2	0.1	20.4
Payments under revolving credit agreements	(1.3)	(66.7)	(0.4)	(0.5)	(68.9)
Payments under senior secured credit facility	(8.9)	(9.0)	(9.1)	(8.8)	(35.8)
Payments under asset-based revolver	—	—	(65.2)	—	(65.2)
Repurchases of senior notes	—	—	(8.7)	—	(8.7)
Equity:
Repurchase of LVB Acquisition, Inc. shares	(0.6)	(0.5)	(0.4)	(0.2)	(1.7)

Net cash provided by (used in) financing activities	9.3	(76.2)	(83.6)	(9.4)	(159.9)
Effect of exchange rate changes on cash	0.7	(0.4)	2.4	(8.8)	(6.1)

Increase (decrease) in cash and cash equivalents	10.8	(108.8)	49.8	21.7	(26.5)
Cash and cash equivalents, beginning of period	215.6	226.4	117.6	167.4	215.6

Cash and cash equivalents, end of period	$226.4	$117.6	$167.4	$189.1	$189.1

Biomet, Inc.

Consolidated Statements of Cash Flows

(in millions, unaudited)

	Fiscal 2009
	Three Months Ended August 31, 2008	Three Months Ended November 30, 2008	Three Months Ended February 28, 2009	Three Months Ended May 31, 2009	Year Ended May 31, 2009
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	$(59.9)	$(39.7)	$(478.7)	$(170.9)	$(749.2)
Adjustments to reconcile net loss to net cash from operating activities:
Depreciation and amortization	131.4	130.0	134.8	141.5	537.7
Amortization of deferred financing costs	2.8	2.9	2.8	2.8	11.3
Goodwill and intangible assets impairment charge	—	—	448.5	102.6	551.1
Stock based compensation expense	7.2	11.6	7.5	7.6	33.9
Provision (recovery) for doubtful accounts receivable	5.9	(9.4)	(3.9)	(3.1)	(10.5)
Loss and impairment on investments, net	2.9	3.6	7.1	1.0	14.6
Provision (recovery) for inventory obsolescence	8.2	(7.8)	0.5	9.0	9.9
Deferred income taxes	(31.6)	(38.1)	(76.3)	(78.7)	(224.7)
Other	0.7	(0.8)	4.0	0.1	4.0
Changes in operating assets and liabilities:
Accounts receivable	(1.4)	(39.1)	(4.1)	5.8	(38.8)
Inventories	(26.6)	1.1	2.8	(5.2)	(27.9)
Prepaid expenses	6.0	(8.6)	3.7	2.0	3.1
Accounts payable	(17.7)	11.0	(0.2)	26.5	19.6
Income taxes	(8.2)	2.5	58.1	(13.0)	39.4
Accrued interest	68.8	(69.6)	60.1	(67.1)	(7.8)
Other	(22.6)	32.1	(17.9)	86.5	78.1

Net cash provided by (used in) operating activities	65.9	(18.3)	148.8	47.4	243.8

CASH FLOWS USED IN INVESTING ACTIVITIES:
Net proceeds from sale and purchase of investments	—	—	—	3.1	3.1
Capital expenditures	(41.0)	(51.9)	(34.5)	(57.6)	(185.0)
Acquisitions, net of cash acquired	(2.0)	(0.2)	(7.3)	(3.5)	(13.0)

Net cash used in investing activities	(43.0)	(52.1)	(41.8)	(58.0)	(194.9)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Proceeds under revolving credit agreements	3.2	22.1	20.3	168.0	213.6
Payments under revolving credit agreements	—	(16.8)	(6.7)	(114.7)	(138.2)
Payments under senior secured credit facility	(9.3)	(8.9)	(8.7)	(8.8)	(35.7)
Proceeds (payments) under asset-based revolver	—	165.4	—	(165.4)	—
Equity:
Capital Contributions	0.2	1.7	1.8	—	3.7
Repurchase of LVB Acquisition, Inc. shares	(0.2)	(0.4)	(0.1)	(0.2)	(0.9)

Net cash provided by (used in) financing activities	(6.1)	163.1	6.6	(121.1)	42.5
Effect of exchange rate changes on cash	(1.0)	(6.8)	(3.6)	8.0	(3.4)

Increase (decrease) in cash and cash equivalents	15.8	85.9	110.0	(123.7)	88.0
Cash and cash equivalents, beginning of period	127.6	143.4	229.3	339.3	127.6

Cash and cash equivalents, end of period	$143.4	$229.3	$339.3	$215.6	$215.6

Biomet, Inc.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow & Unlevered Free Cash Flow

(in millions, unaudited)

	Fiscal 2010
	Three Months Ended August 31, 2009	Three Months Ended November 30, 2009	Three Months Ended February 28, 2010	(Preliminary) Three Months Ended May 31, 2010	(Preliminary) Year Ended May 31, 2010
Net loss	$(22.8)	$(7.2)	$(3.1)	$(14.5)	$(47.6)
Adjustments:
Depreciation and amortization	136.6	143.0	136.2	131.8	547.6
Amortization of deferred financing costs	2.8	2.8	2.9	2.8	11.3
Stock based compensation expense	5.2	4.3	4.8	8.1	22.4
Provision (recovery) for doubtful accounts receivable	(5.2)	(0.6)	(4.0)	2.8	(7.0)
Gain on sale of investments, net	(0.8)	(0.4)	(1.8)	(1.3)	(4.3)
Provision (recovery) for inventory obsolescence	6.5	2.3	(5.0)	(5.9)	(2.1)
Deferred income taxes	(47.1)	(30.7)	(26.8)	(15.4)	(120.0)
Other	(1.1)	6.2	4.0	1.4	10.5

TOTAL	74.1	119.7	107.2	109.8	410.8

Changes In:
Accounts receivables	19.8	(47.5)	13.9	8.2	(5.6)
Inventories	(22.5)	(9.4)	(4.0)	8.6	(27.3)
Prepaid expenses	(4.4)	(1.8)	(1.2)	13.7	6.3
Accounts payable	(3.0)	(6.1)	(12.0)	11.6	(9.5)
Income taxes	14.6	8.3	(3.3)	(10.7)	8.9
Accrued Interest	70.0	(70.6)	64.9	(67.2)	(2.9)
Other	(93.1)	33.0	6.4	(6)	(59.2)

Net cash provided by operating activities	$55.5	$25.6	$171.9	$68.5	$321.5

Capital expenditures	(53.9)	(52.1)	(40.9)	(39.5)	(186.4)

Free Cash Flow	$1.6	$(26.5)	$131.0	$29.0	$135.1

Acquisitions, net of cash acquired	(2.4)	(6.6)	(0.8)	(0.4)	(10.2)
Proceeds from sales of investments	3.4	2.9	9.8	8.8	24.9
Purchases of investments	(1.8)	(2.0)	(9.5)	—	(13.3)
Loss on bond repurchase	—	—	(0.7)	—	(0.7)
Proceeds from sale of property and equipment	—	—	0.5	2.5	3.0
Repurchase of LVB Acquisition, Inc. shares	(0.6)	(0.5)	(0.4)	(0.2)	(1.7)
Add back: cash paid for interest	58.9	198.2	59.8	188.8	505.7
Effect of exchange rates on cash	0.7	(0.4)	2.4	(8.8)	(6.1)

Unlevered Free Cash Flow (1)	$59.8	$165.1	$192.1	$219.7	$636.7

(1)	Free cash flow (FCF) that does not take into account the interest payments required on outstanding debt. Commonly used by companies that are highly leveraged to show how assets perform before interest.

Biomet, Inc.

Other Financial Information

GAAP Operating Cash Flow Reconciled to Free Cash Flow & Unlevered Free Cash Flow

(in millions, unaudited)

	Fiscal 2009
	Three Months Ended August 31, 2008	Three Months Ended November 30, 2008	Three Months Ended February 28, 2009	Three Months Ended May 31, 2009	Year Ended May 31, 2009
Net loss	$(59.9)	$(39.7)	$(478.7)	$(170.9)	$(749.2)
Adjustments:
Depreciation and amortization	131.4	130.0	134.8	141.5	537.7
Amortization of deferred financing costs	2.8	2.9	2.8	2.8	11.3
Goodwill and intangible assets impairment charge	—	—	448.5	102.6	551.1
Stock based compensation expense	7.2	11.6	7.5	7.6	33.9
Provision (recovery) for doubtful accounts receivable	5.9	(9.4)	(3.9)	(3.1)	(10.5)
Loss and impairment on investments, net	2.9	3.6	7.1	1.0	14.6
Provision (recovery) for inventory obsolescence	8.2	(7.8)	0.5	9.0	9.9
Deferred income taxes	(31.6)	(38.1)	(76.3)	(78.7)	(224.7)
Other	0.7	(0.8)	4.0	0.1	4.0

TOTAL	67.6	52.3	46.3	11.9	178.1

Changes In:
Accounts receivables	(1.4)	(39.1)	(4.1)	5.8	(38.8)
Inventories	(26.6)	1.1	2.8	(5.2)	(27.9)
Prepaid expenses	6.0	(8.6)	3.7	2.0	3.1
Accounts payable	(17.7)	11.0	(0.2)	26.5	19.6
Income taxes	(8.2)	2.5	58.1	(13.0)	39.4
Accrued Interest	68.8	(69.6)	60.1	(67.1)	(7.8)
Other	(22.6)	32.1	(17.9)	86.5	78.1

Net cash provided by (used in) operating activities	$65.9	$(18.3)	$148.8	$47.4	$243.8

Capital expenditures	(41.0)	(51.9)	(34.5)	(57.6)	(185.0)

Free Cash Flow	$24.9	$(70.2)	$114.3	$(10.2)	$58.8

Acquisitions, net of cash acquired	(2.0)	(0.2)	(7.3)	(3.5)	(13.0)
Proceeds from sale and maturities of investments	—	—	—	3.1	3.1
Capital contributions	0.2	1.7	1.8	—	3.7
Repurchase of LVB Acquisition, Inc. shares	(0.2)	(0.4)	(0.1)	(0.2)	(0.9)
Add back: cash paid for interest	69.1	274.6	66.6	200.1	543.8
Effect of exchange rates on cash	(1.0)	(6.8)	(3.6)	8.0	(3.4)

Unlevered Free Cash Flow (1)	$91.0	$198.7	$171.7	$197.3	$592.1

(1)	Free cash flow (FCF) that does not take into account the interest payments required on outstanding debt. Commonly used by companies that are highly leveraged to show how assets perform before interest.

Biomet, Inc.

Other Financial Information

Gross Profit, as reported to Gross Profit, as adjusted

(in millions, unaudited)

	Three Months Ended May 31, 2010	Three Months Ended May 31, 2009
Gross profit, as reported	$476.2	$373.4
Purchase accounting depreciation	4.5	4.5
Share-based payment	0.5	0.6
Litigation settlements and reserves and other legal fees	(0.1)	58.2
Operational restructuring	1.4	1.4
Consulting expenses related to operational improvement initiatives, and other related costs	12.2	3.4
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	13.6	4.8
Spine and trauma product rationalization	—	20.5

Gross profit, as adjusted*	$494.7	$462.0

Net sales	$702.5	$639.3
Gross profit percentage, as reported	67.8%	58.4%
Gross profit percentage, as adjusted*	70.4%	72.3%

* See Non-GAAP Financial Measures Disclosure Above Biomet, Inc. Other Financial Information Gross Profit, as reported to Gross Profit, as adjusted (in millions, unaudited)
	Year Ended May 31, 2010	Year Ended May 31, 2009
Gross profit, as reported	$1,878.1	$1,675.7
Purchase accounting depreciation	17.8	17.9
Share-based payment	1.7	2.7
Litigation settlements and reserves and other legal fees	(7.0)	64.2
Operational restructuring	12.2	2.6
Consulting expenses related to operational improvement initiatives, and other related costs	19.9	9.3
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	32.1	11.9
Spine and trauma product rationalization	—	20.5

Gross profit, as adjusted*	$1,922.7	$1,792.9

Net sales	$2,698.0	$2,504.1
Gross profit percentage, as reported	69.6%	66.9%
Gross profit percentage, as adjusted*	71.3%	71.6%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Selling, General and Administrative Expense, as reported to Selling, General and Administrative Expense, as adjusted

(in millions, unaudited)

	Three Months Ended May 31, 2010	Three Months Ended May 31, 2009
Selling, general and administrative expense, as reported	$272.8	$251.4
Share-based payment	(7.0)	(6.1)
Litigation settlements and reserves and other legal fees	(2.7)	(3.9)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(2.3)	(7.6)
Sponsor fee	(2.6)	(2.5)
Greece bad debt expense	(9.3)	—
Other	—	—

Selling, general and administrative expense, as adjusted*	$248.9	$231.3

Net sales	$702.5	$639.3
SG&A as a percent of sales, as reported	38.8%	39.3%
SG&A as a percent of sales, as adjusted*	35.4%	36.2%

*  See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Selling, General and Administrative Expense, as reported to Selling, General and Administrative Expense, as adjusted

(in millions, unaudited)

	Year Ended May 31, 2010	Year Ended May 31, 2009
Selling, general and administrative expense, as reported	$1,042.3	$1,003.6
Share-based payment	(18.3)	(27.2)
Distributor agreements	—	(2.0)
Litigation settlements and reserves and other legal fees	(18.8)	(17.5)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(10.9)	(23.0)
Sponsor fee	(10.1)	(9.2)
Greece bad debt expense	(9.3)	—
Other	—	(4.1)

Selling, general and administrative expense, as adjusted*	$974.9	$920.6

Net sales	$2,698.0	$2,504.1
SG&A as a percent of sales, as reported	38.6%	40.1%
SG&A as a percent of sales, as adjusted*	36.1%	36.8%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Research and Development Expense, as reported to Research and Development Expense, as adjusted

(in millions, unaudited)

	Three Months Ended May 31, 2010	Three Months Ended May 31, 2009
Research and development expense, as reported	$29.9	$26.6
Share-based payment	(0.6)	(0.9)
Litigation settlements and reserves and other legal fees	—	0.2
Operational restructuring and consulting expenses related to operational initiatives (severance, and other related costs)	—	(0.7)

Research and development expense, as adjusted*	$29.3	$25.2

Net sales	$702.5	$639.3
R&D as a percent of sales, as reported	4.3%	4.2%
R&D as a percent of sales, as adjusted*	4.2%	3.9%

*  See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.

Other Financial Information

Research and Development Expense, as reported to Research and Development Expense, as adjusted

(in millions, unaudited)

	Year Ended May 31, 2010	Year Ended May 31, 2009
Research and development expense, as reported	$106.6	$93.5
Share-based payment	(2.4)	(4.0)
Litigation settlements and reserves and other legal fees	1.1	1.1
Operational restructuring and consulting expenses related to operational initiatives (severance, and other related costs)	(0.3)	(0.7)

Research and development expense, as adjusted*	$105.0	$89.9

Net sales	$2,698.0	$2,504.1
R&D as a percent of sales, as reported	4.0%	3.7%
R&D as a percent of sales, as adjusted*	3.9%	3.6%

* See Non-GAAP Financial Measures Disclosure Above